UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23912

PEARL DIVER CREDIT COMPANY INC.

(Exact name of Registrant as specified in charter)

747 Third Avenue

Suite 3603

New York, New York 10017

(Address of principal Executive Offices)

(833) 736-6777

(Registrant’s telephone number, including Area Code)

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Copies of Communications to:

Sean Graber

Jack O’Brien

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004-2541

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1. Reports to Stockholders.

(a)	The Report to Stockholders of Pearl Diver Credit Company Inc. (the “Registrant” or the “Fund”) is attached herewith.

Pearl Diver Credit Company

Annual Report
December 31, 2025

Table OF Contents

Letter to Stockholders and Management’s Discussion of Company Performance (unaudited)	3
Schedule of Investments	9
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	28
Disclosure of Fund Expenses	29
Dividend Reinvestment Plan (unaudited)	30
Additional Information (unaudited)	31

Pearl Diver Credit Company Inc.	Letter to Stockholders and Management’s Discussion of Company Performance

December 31, 2025 (Unaudited)

February 27, 2026

Dear Stockholders,

We are pleased to provide you with the annual report of Pearl Diver Credit Company, Inc. (“we”, “us”, “our”, “Company” or “PDCC”) for the year ended December 31, 2025.

The Company is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is advised by Pearl Diver Capital LLP (the “Adviser”). The Company’s primary investment objective is to maximize our portfolio’s total return with a secondary objective to generate high current income.

CLOs represent an efficient way for investors to access diversified portfolios of broadly syndicated senior secured loans. We seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued within the respective vintage period, in the primary CLO market (i.e. acquiring securities at the inception of a CLO), as well as in the secondary CLO market (i.e. acquiring existing CLO securities). We intend to pursue a differentiated strategy within the CLO equity market premised upon the Adviser’s strong emphasis on assessing the skill of CLO collateral managers, analysis of CLO structure and application of fundamental credit analysis to analyze the collateral loans of each CLO investment. In addition, the Adviser intends to leverage its CLO structuring expertise and deep experience in negotiations of CLO documents in order to optimize for CLO investment returns.

2025 was a year of unpredictability for the broader markets and CLOs. Tariff pronouncements, geopolitical uncertainty, and a few high-profile bankruptcies in the second half of the year led to a volatile macro environment for much of the year. As the year progressed, spreads significantly tightened, which impacted net asset values across the CLO industry, and we were not immune.

That said, there are several reasons for optimism as we enter 2026. CLOs remain a very attractive investment opportunity compared to other credit asset classes – in particular, CLO debt tranches delivered solid full-year returns aided by pull-to-par dynamics across older vintage bonds and despite tighter spreads. Estimated total returns ranged from ~5.6% at the AAA level to just over 9% for BBs.

Additionally, market activity was robust in 2025. Primary CLO issuance in 2025 of $274 billion grew 8% from 2024, while refinancings and resets surpassed a combined $400 billion in activity in the year. Additionally, secondary market liquidity was also healthy, with $278 billion of secondary CLO traded during 2025, up 8% from 2024.

We also enter 2026 with a resilient macro environment, with inflation continuing to move toward central bank targets, corporate earnings remaining relatively healthy, and the leveraged loan default rate still below the historical average. This provides us with the opportunity to find attractive CLO investments to add to our portfolio utilizing our differentiated machine learning and data science-driven approach to CLO equity investing, which we believe will create value for shareholders over the longer term.

Annual Report | December 31, 2025	3

Pearl Diver Credit Company Inc.	Letter to Stockholders and Management’s Discussion of Company Performance

December 31, 2025 (Unaudited)

Common Stock

Our common stock trades on the New York Stock Exchange under the symbol “PDCC”.

On September 19, 2025, the Company launched an at-the-market (“ATM”) program to sell up to $15 million aggregate amount of its common stock. For the year ended December 31, 2025, the Company issued 38,166 common shares with respect to the ATM program for net proceeds of $0.6 million.

For the year ended December 31, 2025, the Company paid distributions to common shareholders totaling $2.64 per share. The Company also declared monthly distributions of $0.22 per common share for January, February, March, April, and May 2026.1

The Company recorded net investment income (“NII”) of $1.89 per weighted average common share for the year and, for the quarter ended December 31, 2025, the Company recorded NII of $0.49 per weighted average common share.2

Recurring cash flows from the portfolio totaled $34.2 million, or $5.03 per share, exceeding expenses and distributions by $0.93 per share. As of December 31, 2025, the Company’s NAV was $14.42 per common share.

The Company’s dividend reinvestment plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share, such reinvestment is at a discount (up to five percent) to the prevailing market price.

Preferred Stock

The Company’s preferred shares trade on the New York Stock Exchange under the symbol “PDPA”.

As of December 31, 2025, we had debt composed of the preferred stock and reverse repurchase agreements of $40.5 million outstanding, which totaled approximately 28.7% of our total assets. Over time and under normal market conditions, the Company expects to employ leverage within a range of 25% to 35% of total assets, although the actual amount of leverage will vary over time. As market conditions change, the Company may incur leverage outside of this range, subject to applicable regulatory and contractual limits.

Portfolio Update

During the year, we deployed $58.13 million into CLO equity investments across 26 CLO investments, including new issue transactions, reset transactions and secondary market purchases.

1	Distributions on common stock are generally paid from NII (regular interest and dividends) and may also include capital gains and/or a return of capital. The specific tax characteristics of the distributions will be reported to the Company’s stockholders on Form 1099 after the end of the 2025 calendar year.
2	Weighted average common share is calculated based on the average daily number of shares of common stock outstanding during the period.
3	Inclusive of unfunded commitments to purchase securities in CLOs which have priced but not yet closed.

Past performance is not indicative of, or a guarantee of, future performance.

4	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Letter to Stockholders and Management’s Discussion of Company Performance

December 31, 2025 (Unaudited)

As of December 31, 2025, our portfolio was diversified across 59 CLO investments managed by 33 CLO managers. The underlying loan portfolio across all CLO investments consisted of over 1,300 loan issuers across more than 30 sectors on a look-through basis. We believe this strategy of broad diversification enables us to manage risk effectively, providing us with distribution sustainability and downside protection through changing market conditions.

Looking ahead to 2026, we are observing several developments that shape our outlook. The loan repricing momentum that characterized much of the last cycle appears to be petering out, and we expect 2026 refinancings to deliver less spread compression than we experienced in 2025 and eventually stabilize. We are encouraged by improved activity in new loan issuance, which we believe should provide better opportunities for CLO managers and potentially support wider CLO equity spreads going forward.

Importantly, 2025 saw significant tightening in CLO debt tranches, which creates potential refinancing upside for CLO structures in the year ahead. Combined with a more stabilized loan market environment, we believe the worst of 2025’s headwinds may be behind us. Our focus remains on prudent portfolio management and patient capital deployment as we navigate what we view as an improving backdrop for the asset class.

Included within this report you will find detailed portfolio information as well as certain look-through information related to the collateral characteristics of the Company’s investments as of December 31, 2025.

Market Overview

Credit markets in 2025 were supported by resilient U.S. growth, moderating inflation, and the start of central bank easing, which helped sustain investor demand across risk assets. While periodic volatility emerged around tariff developments and sector-specific pressures, overall market conditions remained stable and corporate fundamentals held up better than many had expected.

Primary leveraged loan issuance remained robust, reaching approximately $1 trillion for the year - the second-highest level on record, while the asset class expanded to roughly $1.55 trillion outstanding. Much of the activity was driven by refinancing, repricing, and amend-and-extend transactions, which helped issuers reduce funding costs and extend maturities. Spreads compressed to multi-year lows and borrowing costs declined following late-year rate cuts, although secondary loan prices experienced some volatility.

Underlying credit fundamentals remained broadly stable through 2025. Across the leveraged loan universe, net leverage held around the mid-4x range while interest coverage remained adequate at approximately 3.0x, supported by steady earnings and earlier liability management activity. Revenue and EBITDA trends improved modestly during the year, helping maintain issuers’ ability to service debt despite a still-elevated rate environment.

Default activity remained contained during 2025, with the combined default and liability management event rate declining to approximately 2.87%, broadly in line with long-term averages and reflecting generally stable corporate fundamentals.

Past performance is not indicative of, or a guarantee of, future performance.

Annual Report | December 31, 2025	5

Pearl Diver Credit Company Inc.	Letter to Stockholders and Management’s Discussion of Company Performance

December 31, 2025 (Unaudited)

On January 27, 2026, we announced monthly dividends on our common shares of $0.22 per share for February, March, April, and May 2026. Additionally, we announced monthly dividends on our preferred shares of $0.1667 per share for February, March, April, and May 2026.

We believe our dividend is sustainable and aligns with our strategy of prudent portfolio management and our primary investment objective to maximize our portfolio’s total return.

We thank our stockholders for their confidence and support.

Indranil Basu

Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance for the yar ended December 31, 2025. The views and opinions in this letter were current as of February 27, 2026. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance.

6	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Summary of Certain Unaudited Portfolio Characteristics

December 31, 2025 (Unaudited)

A summary of common stock data as of December 31, 2025, is illustrated below:

COMMON STOCK DATA

Ticker Symbol	PDCC
Total Net Asset Value	$98.55 million
Net Asset Value Per Share	$14.42
Closing Price Per Share	$13.93
Premium / Discount	-3.4%
Total Market Capitalization	$95.21 million
Current Dividend Yield	19.0%
Frequency of Payments	Monthly

A summary of the top ten obligors on a look-through basis to the CLO equity as of December 31, 2025, is provided below:

TOP 10 OBLIGOR EXPOSURE

1.	Transdigm Inc.	0.7%
2.	Asurion, LLC	0.6%
3.	Quikrete Holdings, Inc.	0.5%
4.	Cotiviti, Inc.	0.5%
5.	ABG Intermediate Holdings 2 LLC	0.4%
6.	Ineos US Finance LLC	0.4%
7.	Acrisure, LLC	0.4%
8.	Jane Street Group, LLC	0.4%
9.	Peer Holding III B.V.	0.4%
10.	Sedgwick Claims Management Services, Inc.	0.4%

A summary of the underlying portfolio as of December 31, 2025, is provided below:

SUMMARY OF UNDERLYING PORTFOLIO

Number of Unique Underlying Obligors	1,279
Number of Underlying Loans	1,684
Average Individual Obligor Exposure	0.08%
Aggregate Balance of Underlying Loans	$27.29 billion
Cash and Short Term Investments % of Fund	1.0%
Currency: USD Exposure	100%

A summary of the top ten industries of the underlying borrowers on a look-through basis to the CLO equity as of December 31, 2025, is provided below:

TOP 10 INDUSTRY EXPOSURE1

1.	Software	8.2%
2.	Health Care Providers & Services	5.1%
3.	Hotels, Restaurants & Leisure	4.7%
4.	Professional Services	3.9%
5.	Media	3.7%
6.	Chemicals	3.7%
7.	Commercial Services & Supplies	3.6%
8.	Insurance	3.3%
9.	Aerospace & Defense	2.8%
10.	Machinery	2.5%

[1]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.

7	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Summary of Certain Unaudited Portfolio Characteristics

December 31, 2025 (Unaudited)

A summary of the ratings distribution of the underlying borrowers on a look-through basis to the CLO equity as of December 31, 2025, is provided below:

Underlying Collateral Rating Distribution2

A summary of the maturity distribution of the underlying borrowers on a look-through basis to the CLO equity as of December 31, 2025, is provided below:

CLO Reinvestment End Date Distribution

[2]	Credit ratings shown are based on those assigned by Moody’s for comparison and informational purposes, if Moody’s does not assign a rating to a particular obligor, the weighted average rating shown reflects Moody’s equivalent rating of a rating agency that rated the obligor, provided, that such other rating is available with respect to a CLO equity investment held by us. In the event multiple ratings are available, the lowest Moody’s rating, or if there is no Moody’s rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade.

Annual Report | December 31, 2025	8

Pearl Diver Credit Company Inc.	Schedule of Investments

December 31, 2025

Schedule of Investments

Issuer(1)	Investment	Acquisition Date(2)	Principal/ Shares	Cost	Fair Value(3)	Percentage of Net Assets
Investments at Fair Value(4)
Collateralized Loan Obligations - Debt - 0.49%(5)(6)
United States(7)
LCM 42, Ltd.	Secured Note - Class F, (3M CME TERM SOFR + 8.08%, due 01/15/2038)	11/18/2024	$250,000	$230,624	$242,450	0.25%
Madison Park Funding XXVII, Ltd.	Secured Note - Class FR, (3M CME TERM SOFR + 7.83%, due 04/20/2038)	2/3/2025	250,000	247,566	240,464	0.24%
Total Collateralized Loan Obligations - Debt				$478,190	$482,914
Collateralized Loan Obligations - Equity - 141.51%(6)(8)
United States(7)
37 Capital Clo 1, Ltd.	Subordinated Note (effective yield 4.15%, maturity 10/16/2034)	10/26/2023	8,500,000	4,654,582	3,064,250	3.11%
37 Capital CLO II	Subordinated Note (effective yield 7.82%, maturity 7/17/2034)	9/20/2024	7,849,885	4,403,310	2,950,772	2.99%
ALM VII R, Ltd. SERIES 144A	Subordinated Note (effective yield 5.30%, maturity 1/15/2036)	10/30/2024	8,042,000	2,041,695	1,540,043	1.56%
AMMC CLO 24, Ltd.	Subordinated Note (effective yield 12.24%, maturity 1/22/2035)	8/17/2023	7,800,000	4,745,098	3,958,968	4.02%
Anchorage Capital CLO 21, Ltd.	Subordinated Note (effective yield 25.03%, maturity 10/20/2034)	8/12/2025	2,500,000	1,181,857	983,500	1.00%
Anchorage Capital CLO 7, Ltd.	Subordinated Note (effective yield 13.84%, maturity 4/28/2037)	8/20/2024	12,000,000	3,311,334	3,183,120	3.23%
Apex Credit CLO 2021-II LLC	Subordinated Note (effective yield 21.70%, maturity 10/20/2034)	11/22/2023	3,450,000	1,443,407	1,174,207	1.19%
Apidos CLO XI	Subordinated Note (effective yield 17.85%, maturity 1/17/2023)	11/5/2025	11,945,750	2,577,303	2,566,783	2.61%
Ares LIX CLO, Ltd.	Subordinated Note (effective yield 23.04%, maturity 4/25/2034)	10/31/2023	3,500,000	1,762,255	1,467,900	1.49%
ARES Loan Funding III, Ltd.(9)	Subordinated Note (effective yield 23.07%, maturity 7/25/2036)	10/31/2023	4,000,000	2,428,191	2,089,120	2.12%
ARES LX CLO, Ltd.	Subordinated Note (effective yield 21.80%, maturity 7/18/2034)	7/31/2025	3,400,000	1,651,140	1,324,300	1.34%
Ares LXIII CLO, Ltd.	Subordinated Note (effective yield 14.19%, maturity 10/15/2038)	10/26/2023	2,272,000	1,567,616	1,293,200	1.31%
ARES XLIV CLO, Ltd.	Subordinated Note (effective yield 40.86%, maturity 4/15/2034)	5/22/2025	2,656,000	615,454	516,592	0.52%
ARES XLVII CLO, Ltd.	Subordinated Note (effective yield 113.09%, maturity 4/15/2030)	6/26/2025	12,500,000	496,705	144,250	0.15%
Bain Capital Credit CLO 2021-1, Ltd.	Subordinated Note (effective yield 52.62%, maturity 4/18/2034)	11/20/2025	4,550,000	1,422,070	1,430,065	1.45%
Bain Capital Credit CLO 2024-3, Ltd.(9)	Subordinated Note (effective yield 7.69%, maturity 7/16/2037)	8/29/2024	3,790,000	2,713,157	2,033,070	2.06%
Balboa Bay Loan Funding 2021-1, Ltd.	Subordinated Note (effective yield 29.83%, maturity 7/20/2034)	8/6/2024	2,626,500	1,118,471	1,077,916	1.09%
BlueMountain 2022-35A SUB	Subordinated Note (effective yield 9.97%, maturity 10/22/2037)	1/24/2024	4,500,000	2,859,669	2,475,360	2.51%
BlueMountain CLO XXXII, Ltd.	Subordinated Note (effective yield 14.17%, maturity 10/16/2034)	9/19/2023	6,400,548	3,583,556	2,736,874	2.78%
Bridge Street CLO III, Ltd.	Subordinated Note (effective yield 14.37%, maturity 10/20/2037)	2/21/2025	1,000,000	617,196	579,900	0.59%
BSP 2021-23A SUB	Subordinated Note (effective yield 15.75%, maturity 4/25/2034)	11/7/2023	5,000,000	3,376,970	2,980,000	3.02%
Cathedral Lake VIII, Ltd.	Subordinated Note (effective yield 31.88%, maturity 1/20/2035)	11/5/2025	1,978,750	565,585	562,954	0.57%
Cedar Funding VI CLO, Ltd.	Subordinated Note (effective yield 9.95%, maturity 4/20/2034)	7/30/2025	5,000,000	2,431,855	1,941,400	1.97%
CIFC Funding 2015-IV, Ltd.	Subordinated Note (effective yield 7.56%, maturity 1/20/2039)	7/26/2023	10,000,000	3,170,795	2,472,000	2.51%
CQS US CLO 2023-3, Ltd.	Subordinated Note (effective yield 8.83%, maturity 1/25/2037)	11/13/2024	10,866,666	6,870,952	6,808,510	6.91%
Crown Point CLO 8, Ltd.	Subordinated Note (effective yield 19.63%, maturity 10/20/2034)	10/23/2025	1,000,000	467,943	401,200	0.41%
Crown Point CLO 9, Ltd.	Subordinated Note (effective yield 21.73%, maturity 7/14/2034)	10/31/2025	1,000,000	458,043	397,410	0.40%
Dryden 123 CLO, Ltd.	Subordinated Note (effective yield 9.68%, maturity 3/15/2038)	2/20/2025	7,500,000	6,858,006	5,381,700	5.46%
Dryden 43 Senior Loan Fund	Subordinated Note (effective yield 25.13%, maturity 4/20/2034)	9/3/2025	6,477,500	1,748,958	1,460,028	1.48%
Harvest US CLO 2024-1, Ltd.(9)	Subordinated Note (effective yield 8.00%, maturity 4/20/2037)	7/25/2024	7,437,582	4,833,756	4,160,806	4.22%
Harvest US CLO 2024-2, Ltd.(9)	Subordinated Note (effective yield 11.01%, maturity 10/15/2037)	8/1/2024	5,000,000	3,843,863	3,325,200	3.37%
HPS Loan Management 2021-16, Ltd.	Subordinated Note (effective yield 12.71%, maturity 1/23/2035)	11/20/2023	1,800,000	962,458	911,646	0.93%
Invesco CLO 2021-1, Ltd.	Subordinated Note (effective yield 19.22%, maturity 4/15/2034)	6/25/2025	8,000,000	2,552,134	2,291,840	2.33%
Kennedy Lewis CLO 11, Ltd.(9)	Subordinated Note (effective yield 6.71%, maturity 10/20/2037)	11/7/2023	5,000,000	3,590,422	1,977,100	2.01%
Kennedy Lewis CLO 14, Ltd.(9)(10)	Subordinated Note (effective yield 0.00%, maturity 4/22/2037)	7/24/2024	4,000,000	2,996,928	1,807,040	1.83%
Kennedy Lewis CLO 17, Ltd.	Subordinated Note (effective yield 20.52%, maturity 10/22/2037)	11/20/2025	5,000,000	2,691,190	2,555,100	2.59%
KKR CLO 31, Ltd.	Subordinated Note (effective yield 28.37%, maturity 4/20/2034)	8/20/2025	3,000,000	1,059,227	883,020	0.90%
LCM 39, Ltd.	Income Note (effective yield 16.41%, maturity 10/16/2034)	7/25/2023	7,675,000	5,007,427	3,239,848	3.29%
LCM 42, Ltd.	Income Note (effective yield 12.39%, maturity 1/15/2038)	11/18/2024	10,000,000	8,359,570	6,073,500	6.16%
Marble Point CLO XXI, Ltd.(10)	Subordinated Note (effective yield 0.00%, maturity 10/17/2034)	3/14/2024	3,800,000	1,720,273	933,774	0.95%
Oaktree 2019-3A SUB(9)	Subordinated Note (effective yield 16.29%, maturity 1/20/2038)	11/8/2023	6,000,000	3,018,310	3,000,000	3.04%
Oaktree CLO 2021-2, Ltd.	Subordinated Note (effective yield 16.35%, maturity 1/16/2035)	7/28/2023	5,000,000	2,825,471	2,443,000	2.48%
OCP CLO 2023-26, Ltd.	Subordinated Note (effective yield 26.04%, maturity 4/17/2037)	11/14/2023	4,250	2,798,474	3,193,833	3.24%
Regatta XIX Funding, Ltd.	Subordinated Note (effective yield 5.58%, maturity 4/20/2035)	9/11/2024	9,053,000	5,976,247	5,343,893	5.42%
Regatta XXII Funding, Ltd.	Subordinated Note (effective yield 11.21%, maturity 1/15/2039)	9/29/2023	1,250,000	891,613	833,125	0.85%
Rockford Tower CLO 2021-1, Ltd.	Subordinated Note (effective yield 4.11%, maturity 7/20/2034)	9/18/2023	1,000,000	596,413	332,210	0.34%
Rockford Tower CLO 2025-1, Ltd.	Subordinated Note (effective yield 12.56%, maturity 4/15/2038)	2/4/2025	5,000,000	3,936,173	3,421,800	3.47%
RR 19, Ltd.	Subordinated Note (effective yield 11.70%, maturity 4/16/2040)	7/27/2023	4,000,000	3,054,273	2,922,720	2.97%
RR 20, Ltd.	Subordinated Note (effective yield 9.50%, maturity 7/15/2037)	8/8/2023	3,600,000	2,613,130	2,297,520	2.33%
RR 23, Ltd.	Subordinated Note (effective yield 9.74%, maturity 10/15/2035)	10/5/2023	5,580,000	2,946,500	2,994,786	3.04%
RR 37, Ltd.	Subordinated Note (effective yield 9.56%, maturity 4/15/2038)	1/22/2025	7,000,000	6,237,318	5,605,460	5.69%
Shackleton 2019-XIV Clo, Ltd.	Subordinated Note (effective yield 15.03%, maturity 7/20/2034)	2/1/2024	3,000,000	1,902,799	1,479,300	1.50%
Signal Peak CLO 14, Ltd.	Subordinated Note (effective yield 15.78%, maturity 1/22/2038)	12/23/2024	8,000,000	6,433,445	5,715,200	5.80%
TCW CLO 2024-2, Ltd.(9)	Subordinated Note (effective yield 8.18%, maturity 7/17/2037)	7/12/2024	6,050,000	4,400,311	2,988,579	3.03%
Venture 50 Clo, Ltd.	Subordinated Note (effective yield 12.02%, maturity 10/20/2037)	10/30/2024	5,000,000	3,823,676	2,438,500	2.48%
Vibrant CLO XIV, Ltd.	Subordinated Note (effective yield 3.39%, maturity 10/20/2034)	1/23/2024	3,000,000	1,549,357	1,351,620	1.37%
Voya CLO 2025-1, Ltd.	Subordinated Note (effective yield 12.32%, maturity 4/20/2038)	2/12/2025	7,500,000	6,808,924	5,939,250	6.03%
Total Collateralized Loan Obligations - Equity				$168,572,855	$139,455,062

Total Investments 142.00%				$169,051,045	$139,937,976

See Notes to Financial Statements.

Annual Report | December 31, 2025	9

Pearl Diver Credit Company Inc.	Schedule of Investments

December 31, 2025

Short-Term Investments - 0.94%	Shares	Cost	Fair Value	Percentage of Net Assets
Money Market - 0.94%
First American Government Obligations Fund - Class X, 3.683%(11)	928,440	928,440	928,440	0.94%
Total Short-Term Investments		$928,440	$928,440

Series A Cumulative Perpetual Preferred Shares - (34.07%)			$(33,580,011)
Liabilities in Excess of Other Assets- (8.86%)			(8,734,791)
Net Assets - 100.00%			$98,551,614

(1)	The Company is not affiliated with, nor does it “control” (as such term is defined in the Investment Company Act of 1940 (the “1940 Act”)), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to “control” an issuer if we owned 25% or more of its voting securities
(2)	Acquisition date represents the initial purchase date of investment.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(4)	The fair value of CLO Debt and CLO equity investments are classified as Level II investments.
(5)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(6)	All securities exempt from registration under the Securities Act of 1933, as amended and are deemed to be “restricted securities”.
(7)	Country represents the principal country of risk where the investment has exposure.
(8)	CLO equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized.
(9)	All or a portion of the security is pledged as collateral for reverse repurchase agreements as of December 31, 2025. Securities in the amount of $21,380,915 were pledged as collateral at December 31, 2025.
(10)	As of December 31, 2025 the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.
(11)	The rate shown is the annualized 7-day yield as of December 31, 2025.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Goldman Sachs	7.84%	03/21/2025	03/23/2026	$ 1,005,000
Goldman Sachs	7.84%	03/21/2025	03/23/2026	1,078,449
Goldman Sachs	7.84%	03/21/2025	03/23/2026	975,000
Goldman Sachs	7.84%	03/21/2025	03/23/2026	705,888
Goldman Sachs	7.82%	07/23/2025	03/20/2026	700,000
Goldman Sachs	7.82%	03/20/2025	03/20/2026	925,000
Goldman Sachs	7.82%	03/20/2025	03/20/2026	600,000
Goldman Sachs	7.82%	03/20/2025	03/20/2026	937,750
				$ 6,927,087

See Notes to Financial Statements.

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Pearl Diver Credit Company Inc.	Statement of Assets and Liabilities

December 31, 2025

ASSETS
Investments, at fair value (Cost $169,051,045)	$139,937,976
Short-term investments, at fair value (Cost $928,440)	928,440
Cash and cash equivalents	99,688
Interest receivable	18,557
Prepaid expenses and other assets	361,351
Total assets	141,346,012

LIABILITIES
Payable for reverse repurchase agreements	6,927,087
Incentive fee payable (See Note 5)	586,907
Advisory fee payable (See Note 5)	525,928
Interest payable on reverse repurchase agreements	412,611
Professional fees payable	181,333
Administration and fund accounting fees payable	106,395
Directors’ fees and expenses payable	104,899
Transfer agent fees payable	22,278
Accrued expenses and other liabilities	346,949
Total liabilities	9,214,387

Preferred Shares
Series A Term Preferred Shares (net of unamortized deferred issuance cost of $919,989) (see Note 7)	33,580,011

Commitments and contingencies (See Note 8)

NET ASSETS applicable to common stock $0.001 par value, 200,000,000 shares authorized 6,834,639 shares issued and outstanding	$98,551,614

COMPOSITION OF NET ASSETS
Common stock, $0.001 par value	$6,835
Capital in excess of par value (See Note 6)	135,137,169
Total accumulated losses	(36,592,390)
NET ASSETS	$98,551,614

Net asset value per share	$14.42
Market price per share	$13.93
Percentage of market price premium to net asset value per share	(3.40%)

See Notes to Financial Statements.

Annual Report | December 31, 2025	11

Pearl Diver Credit Company Inc.	Statement of Operations

December 31, 2025

For the Year Ended December 31, 2025
INVESTMENT INCOME
Collateralized Loan Obligations-Equity	$22,204,872
Collateralized Loan Obligations-Debt	250,010
Interest Income	318,681
Total investment income	$22,773,563

EXPENSES
Advisory fees (See Note 5)	$2,306,328
Interest expense	3,343,679
Incentive fee (See Note 5)	2,269,754
Directors’ fees and expenses	415,009
Administration and fund accounting fees	259,604
Offering costs	247,039
Legal expense	193,350
Insurance fees	122,531
Transfer agent fees	97,219
Custodian fees	36,649
Professional fees	27,306
Other fees	588,773
Total expenses	9,907,241
NET INVESTMENT INCOME	$12,866,322

NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) FROM INVESTMENTS
Net realized gain/(loss) from investments	(499,758)
Net change in unrealized appreciation/(depreciation) on investments	(31,698,702)
NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) FROM INVESTMENTS	(32,198,460)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,332,138)

See Notes to Financial Statements.

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Pearl Diver Credit Company Inc.	Statement of Changes in Net Assets

	For the Year Ended December 31, 2025	For the Period July 9, 2024 (Date of Reorganization) to December 31, 2024
OPERATIONS
Net investment income	$12,866,322	$6,749,953
Net realized gain/(loss) from investments	(499,758)	(488,545)
Net change in unrealized appreciation/(depreciation) from investments	(31,698,702)	508,405
Net increase/(decrease) in net assets resulting from operations	(19,332,138)	6,769,813

DISTRIBUTIONS
Tax return of capital	–	(142,587)
From net investment income	(17,960,289)	(7,333,533)
Net decrease in net assets from distributions	(17,960,289)	(7,476,120)

CAPITAL SHARE TRANSACTIONS
Issuances of common stock (net of sales commissions and offering costs of $5,890 and $0, respectively)	628,396	50,600,000
In-Kind Transaction	–	85,321,952
Net increase from capital share transactions	628,396	135,921,952

Net increase in net assets from capital share transactions	628,396	135,921,952

Net increase/(decrease) in net assets	(36,664,031)	135,215,645

NET ASSETS
Beginning of period (Note 1)	135,215,645	–
End of period	$98,551,614	$135,215,645

Company Share Transactions
Shares Sold	38,166	2,530,000
In-kind subscriptions	–	4,266,473
Net increase in shares outstanding	38,166	6,796,473

See Notes to Financial Statements.

Annual Report | December 31, 2025	13

Pearl Diver Credit Company Inc.	Statement of Cash Flows

December 31, 2025

For the Year Ended December 31, 2025
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(19,332,138)
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(65,638,998)
Proceeds from sale of investment securities and prepayments of principal	21,377,887
Net proceeds from short-term investments	28,816,495
Net realized loss from investments	499,758
Net change in unrealized (appreciation)/depreciation on investments	31,698,702
Amortization of premium and accretion of discount on investments	14,894,936
Amortization of deferred offering costs	(1,937)
(Increase)/decrease in assets:
Interest receivable	23,488
Prepaid expenses and other assets	(294,953)
Increase/(decrease) in liabilities:
Payable interest on reverse repurchase agreements	358,443
Administration and fund accounting fees payable	36,645
Transfer agent fees payable	18,064
Directors fees and expenses payable	9
Incentive fee payable	(17,813)
Professional fee payable	(26,975)
Advisory fees payable	(33,940)
Accrued expenses and other liabilities	(16,159)
Net cash provided by operating activities	12,361,514

Cash Flows from Financing Activities:
Payments on reverse repurchase agreements	(7,372,247)
Borrowings on reverse repurchase agreements	7,662,553
Proceeds from issuance of common stock	630,333
Distributions paid	(17,960,289)
Amortization of deferred offering costs	230,393
Net proceeds from issuance of preferred stock	4,359,375
Net cash used in financing activities	(12,449,882)

Cash & cash equivalents, beginning of period	$188,056
Net change in cash & cash equivalents	$(88,368)
Cash & cash equivalents, end of period	$99,688

Cash paid for interest expense on preferred shares	$2,860,188
Cash paid for interest expense on reverse repurchase agreements	$125,048

See Notes to Financial Statements.

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Pearl Diver Credit Company Inc.	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

		For the Period
		July 9, 2024
	For the Year	(Date of
	Ended	Reorganization) to
	December 31, 2025	December 31, 2024
NET ASSET VALUE, BEGINNING OF PERIOD	$19.89	$20.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	1.89	1.00
Net realized and unrealized loss on investments	(4.72)	(0.01)
Total income from investment operations	(2.83)	0.99

DISTRIBUTIONS
From net investment income	(2.64)	(1.08)
Tax return of capital	–	(0.02)
Total distributions	(2.64)	(1.10)

NET ASSET VALUE, END OF PERIOD	$14.42	$19.89

NET ASSET VALUE TOTAL RETURN(b)	(15.36%)	5.08	%(c)
MARKET VALUE TOTAL RETURN(b)	(20.48%)	8.04	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$98,552	$135,216

RATIOS TO AVERAGE NET ASSETS (INCLUDING INTEREST EXPENSE AND INCENTIVE FEES)
Ratio of expenses to average net assets	8.24%	3.84	%(d)
Ratio of net investment income to average net assets	10.70%	11.44	%(d)

RATIOS TO AVERAGE NET ASSETS (EXCLUDING INTEREST EXPENSE AND INCENTIVE FEES)
Ratio of expenses to average net assets	3.57%	2.97	%(e)

SENIOR SECURITIES
Asset coverage per $1,000 of Preferred Stock	338%	469%
Asset coverage per $1,000 of reverse repurchase agreements	2020%	2589%
Involuntary liquidating preference per unit of Series A Term Preferred Stock	$25	$25
Series A Term Preferred Stock (000’s) Net of unamortized deferred issuance cost of $919,989	$33,580	$28,990

PORTFOLIO TURNOVER RATE	12%	16	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total investment return is calculated assuming a purchase of shares at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.
(c)	Not annualized.
(d)	Annualized (except incentive fees and non-recurring expenses).
(e)	Annualized (except incentive fees).

See Notes to Financial Statements.

Annual Report | December 31, 2025	15

Pearl Diver Credit Company Inc.	Notes to Financial Statements

December 31, 2025

1. ORGANIZATION

Pearl Diver Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended, or the “1940 Act”. We intend to qualify annually as a regulated investment company, or “RIC”, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code”, beginning with our tax year ending December 31, 2025. We were organized as Pearl Diver Credit Company, LLC, or the “Private Fund”, a Delaware limited liability company, on April 12, 2023. Effective July 9, 2024, we converted from a Delaware limited liability company to a Delaware corporation under the name Pearl Diver Credit Company Inc. The Private Fund completed the tax-free contribution under Section 351(a) of the Internal Revenue Code of 1986, as amended. The Private Fund contributed a total market value of $88,570,541 of investments, which was comprised of a cost basis of investments contributed of $86,493,313 and unrealized appreciation of $2,077,228. The reorganization resulted in the issuance of 4,226,473 shares. Pearl Diver Capital LLP or the “Adviser”, is our investment adviser and manages our investments subject to the supervision of our board of directors. ALPS Fund Services, Inc., or the “Administrator”, serves as our administrator. For further detail please refer to “Note 5. Related Party Transactions.” Financial statements for the Private Fund were included in the SEC filings associated with the Company’s commons stock and preferred stock offerings. Fees associated with the Company’s reorganization and common stock offering were borne by the Predecessor Fund and the Advisor, respectively.

Our primary investment objective is to maximize our portfolio’s total return with a secondary objective to generate high current income. We seek to achieve our investment objectives by investing primarily in third-party CLO equity and mezzanine tranches of predominately U.S.-dollar denominated CLOs backed by corporate leveraged loans issued primarily to U.S. obligors. This investment strategy looks to opportunistically shift between the primary and secondary CLO markets, seeking to identify the most compelling relative value. Our focus is on the primary CLO market (i.e., acquiring securities at the inception of a CLO) when the discrepancy between the value of a CLO’s assets and liabilities is believed to present an attractive investment opportunity. We will opportunistically switch to the secondary market (i.e., acquiring existing CLO securities) during times of market volatility or when we identify attractive investment opportunities. The Adviser aims to identify top-tier CLO managers with proven track records of outperformance through increasing the value of the loans held by the CLO, generation of high equity distributions and active portfolio management. Additionally, the strategy is focused on CLOs with attractive structures which include flexibility for the CLO manager, strong cushions on covenants and cash flow ratios, terms that are favorable to the holders of CLO equity securities and reinvestment periods that are consistent with the Adviser’s current market views.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

New Accounting Pronouncements – In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which enhances income tax disclosure requirements, including, but not limited to, those with respect to the Company’s income tax rate reconciliation and income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024. Management has determined that this new accounting pronouncement did not have an impact on the financial statements in the current year.

Basis of Accounting – The accompanying financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), include the accounts of the Company. The Company follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Company maintains its accounting records in U.S. dollars.

Use of Estimates – The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates and such differences could be material. In the normal course of business, the Company may enter into contracts that contain a variety of representations and provide indemnifications. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based upon experience, the Company expects the risk of loss to be remote.

Cash and Cash Equivalents – Cash and cash equivalents consist of deposits held at custodian banks, and highly liquid investments, which contain investments with original maturities of three months or less. The Company places its cash equivalents with financial institutions, and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. Cash equivalents are classified as Level 1 assets and are included on the Company’s Schedule of Investments. Cash equivalents are carried at cost or amortized cost which approximates fair value.

As of December 31, 2025, cash and cash equivalents were as follows:

Cash	$99,688
Total Cash and Cash Equivalents	$99,688

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Pearl Diver Credit Company Inc.	Notes to Financial Statements

December 31, 2025

Segment Reporting - The Company uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker (“CODM”) for making decisions, allocating resources, and assessing performance. The Fund’s CODM has been identified as the Chief Executive Officer, who reviews consolidated results presented within the Company’s financial statements when making decisions about allocating resources and assessing performance of the Company. The CODM determined that the Company has only one operating segment as defined by ASU 2023-07. This is supported by the single investment strategy of the Company, against which the CODM assesses performance.

Security Valuation – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Company. Unobservable inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability and are determined based on the best information available in the circumstances.

Pursuant to Rule 2a-5 under the 1940 Act adopted by the United States Securities and Exchange Commission (or “SEC”) in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company can access.

●	Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

●	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed.

Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

Annual Report | December 31, 2025	17

Pearl Diver Credit Company Inc.	Notes to Financial Statements

December 31, 2025

Fair Value – Valuation Techniques and Inputs

Collateralized Loan Obligations

The fair value of collateralized loan obligations is determined by recently executed transaction, market price quotations (where observable) using the mid between bid and ask, or third-party pricing sources. In instances where significant inputs are unobservable or when multiple quotations are unavailable, the investments may be fair valued based on criteria such as the transaction price on entry, price of comparable securities or a discounted cash flow model to reflect expected exit values in the investment’s principal market under current market conditions; under such circumstances, these investments will be categorized in Level 3 of the fair value hierarchy.

Loan Accumulation Facilities

The Company may invest in loan accumulation facilities for the purpose of holding senior secured corporate loans during the warehouse period of an impending collateralized loan obligation. The warehouse period terminates when the collateralized loan obligation closes; at this time the underlying assets held by the loan accumulation facilities are securitized into the collateralized loan obligation portfolio (the “Securitization Period”). As of December 31, 2025, the Company did not hold any Loan Accumulation Facilities.

Pursuant to the governing document of each loan accumulation facility, loans acquired by loan accumulation facilities are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the loan accumulation facilities will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the loan accumulation facilities as the cost of the Company’s investment (i.e., the principal amount invested). The Adviser categorizes loan accumulation facilities as Level 3 investments. There is no active market and prices are unobservable.

Reverse Repurchase Agreements

The Company may enter into reverse repurchase transactions for short term cash borrowing. The Company agrees to transfer securities to Goldman Sachs and Company (“GS” or the “Buyer”) against the transfer of funds back to the Company, with a simultaneous agreement by the Buyer to transfer to the Company such securities at a date certain or on demand, against the transfer of funds by Company. Outstanding borrowings are valued at cost of the transferred funds on the statement of assets and liabilities since the arrangement is short term in nature.

Fair Value – Valuation Processes

The Adviser establishes valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent, and verifiable. The Adviser designates a Valuation Committee (the “Committee”) to oversee the entire valuation process of the Company’s investments. The Committee is responsible for developing the Company’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

The Committee meets on a monthly basis, or more frequently as needed, to determine the valuations of the Company’s investments. Valuations determined by the Committee are required to be supported by market data, third-party pricing sources, industry accepted pricing models, counterparty prices, or other methods the Committee deems to be appropriate, including the use of internal proprietary pricing models.

Investment Transactions and Related Investment Income

Income from securitization vehicles and investments

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investments are calculated as the difference between the proceeds received upon disposition of an investment and the amortized cost of that investment at the time of disposition. Dividends from investments are recorded on the ex-dividend date and interest is recognized on an accrual basis. Premiums and discounts are amortized using the effective interest method over the lives of the respective investments.

CLO Equity

ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from equity tranche investments in collateralized loan obligations to be recognized under the effective yield method, with any difference between cash distributed and the amount calculated pursuant to the effective yield method being recorded as an adjustment to the amortized cost basis of the investment. The interest income is calculated using the effective yield, based on the estimated cash flow expected to be collected over the life of the investment. It is the Company’s policy to update the effective yield for each CLO equity investment held within the portfolio on no less than a quarterly basis.

CLO Debt

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on such investments is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method.

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Pearl Diver Credit Company Inc.	Notes to Financial Statements

December 31, 2025

Loan Accumulation Facilities

Loan accumulation facilities recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in loan accumulation facilities) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investments are accounted for at fair value. There were no holdings or reportable transactions during the fiscal period.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

As of December 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,179,259
Accumulated capital gains	(1,547,250)
Net unrealized depreciation on investments	(40,224,399)
Total	$(36,592,390)

As of December 31, 2025, the difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to qualified electing funds, investments in partnerships, and certain other investments. Accordingly, at December 31, 2025, an $813,471 reclassification was made to paid in capital and an ($813,471) reclassification was made to total distributable earnings to increase (decrease) such amounts.

As of December 31, 2025, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost of investments for tax purposes	$181,090,816
Gross tax unrealized appreciation	637,202
Gross tax unrealized depreciation	(40,861,601)
Net tax unrealized appreciation (depreciation) on investments	$(40,224,399)

As of December 31, 2025, the Company has a net capital loss carryforward of $1,547,250.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders may be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date. Unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), distributions are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

Annual Report | December 31, 2025	19

Pearl Diver Credit Company Inc.	Notes to Financial Statements

December 31, 2025

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special and/or supplemental distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.

The characterization of distributions paid to common stockholders, as set forth in the Financial Highlights, reflects estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made and the final tax return has been filed by the Company. The tax character of the distributions paid by the Company during the year ended December 31, 2025 was $17,960,289 in Ordinary Income and $2,860,188 in Preferred Shares distributions.

3. INVESTMENTS

Fair value measurements

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Company’s significant accounting policies in Note 2. The following table presents information about the Company’s assets measured at fair value as of December 31, 2025:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations - Equity	$–	$139,455,062	$–	$139,455,062
Collateralized Loan Obligations - Debt	$–	$482,914	$–	$482,914
Short-Term Investments	$928,440	$–	$–	$928,440
Total	$928,440	$139,937,976	$–	$140,866,416
Other Financial Instruments
Reverse Repurchase Agreements	$–	$6,927,087	$–	$6,927,087
TOTAL	$–	$6,927,087	$–	$6,927,087

Purchase and Sales of Investment Securities

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended December 31, 2025 were as follows:

		Proceeds From Sales of
	Purchases of Securities	Securities
Pearl Diver Credit Company Inc.	$59,378,997	$18,078,473

4. RISKS AND UNCERTAINTIES

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect our business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

20	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements

December 31, 2025

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of senior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the aggregate face amount of the CLO debt and CLO equity of a CLO at inception exceeds the CLO’s total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, net asset value (“NAV”) and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, CLO investments in which the company invests do not trade on any exchange. As such, the Company may not be able to sell such investments quickly, or at all. If the Company can sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Fair Valuation of the Company’s Portfolio Investments

Generally, CLO investments in which the company invests do not trade on any exchange. The Adviser values these securities at least monthly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result, under certain circumstances, in increased price volatility or decreased liquidity with respect to certain positions.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide.

Loan Accumulation Facility Investment Risk

The Company may invest in loan accumulation facilities, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Annual Report | December 31, 2025	21

Pearl Diver Credit Company Inc.	Notes to Financial Statements

December 31, 2025

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Company as a CLO equity holder (as well as the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investments). Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs. Furthermore, certain senior secured loans that constitute the collateral of the CLOs in which the Company invests may continue to pay interest at a floating rate based on Secured Overnight Financing Rate (“SOFR”) or may convert to a fixed rate of interest.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Derivative Instruments

GAAP requires enhanced disclosure about the Company’s derivative and hedging activities, including how such activities are accounted for and their effects on the Company’s financial position, performance, and cash flows. The Company may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. The Company currently qualifies as a “limited derivatives user” under Rule 18f-4 of the 1940 Act and limits its derivatives exposure to 10% of its net assets.

Offsetting Arrangements

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets and liabilities, only following a specified event of default or early termination. The following table presents derivative financial instruments that are subject to enforceable netting arrangements or other similar agreements as of December 31, 2025.

Gross Amounts Not Offset in the Statement of
		Gross Amounts	Net Amounts	Financial Position
	Gross	Offset in the	Offset in the
	Amounts of	Statements of	Statements
	Recognized	Assets and	of Assets and	Financials	Cash Collateral
	Liabilities	Liabilities	Liabilities	Instruments	Pledged*	Net Amount
Reverse Repurchase Agreements (Counterparty, GS)	$6,927,087	$–	$6,927,087	$6,927,087	$–	$–

*	The actual collateral received and/or pledged may be more than amount shown.

Reverse repurchase agreements involve the risk that market value of the securities retained in lieu of sale by the Company may decline below the price of the securities the Company has sold but is obligated to repurchase. In the event the buyer of the securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Company’s obligation to repurchase the securities, and the Company’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Company would bear risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

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Pearl Diver Credit Company Inc.	Notes to Financial Statements

December 31, 2025

At December 31, 2025, the Company had the following reverse repurchase agreements outstanding:

				Payable for Reverse
Counterparty	Borrowing Rate	Maturity Date	Amount Borrowed(1)	Repurchase Agreements
Goldman Sachs	7.84%	3/23/26	$1,005,000	$1,005,000
Goldman Sachs	7.84%	3/23/26	1,078,449	1,078,449
Goldman Sachs	7.84%	3/23/26	975,000	975,000
Goldman Sachs	7.84%	3/23/26	705,888	705,888
Goldman Sachs	7.82%	3/20/26	700,000	700,000
Goldman Sachs	7.82%	3/20/26	925,000	925,000
Goldman Sachs	7.82%	3/20/26	600,000	600,000
Goldman Sachs	7.82%	3/20/26	937,750	937,750
Total			6,927,087	6,927,087

(1)	The average daily balance of reverse repurchase agreements for the Company during the year ended December 31, 2025 was $6,174,730 at a weighted average daily interest rate of 7.83% and the interest expense amounted to $483,492. As of December 31, 2025 the total value of collateral was $21,380,915.

The following is a summary of the reverse repurchase agreements by the type of collateral and the remaining contractual maturity of the agreements.

	Overnight and			Greater than
	Continuous	Up to 30 Days	30 to 90 Days	90 Days	Total
Collateralized Loan Obligation - Equity	$–	$–	$6,927,087	$–	$6,927,087

The Company has elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Company, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

Reverse repurchase agreements are entered into by the Company under the Master Repurchase Agreements (“MRA”) which permits the Company, under certain circumstances, including an event or default of the Fund (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Company. Upon bankruptcy or insolvency of the MRA counterparty, the Company is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities (i.e. the MRA counterparty) under a MRA files for bankruptcy or becomes insolvent the Company’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Company’s obligation to repurchase the securities.

5. RELATED PARTY TRANSACTIONS

Investment Adviser

The Investment Advisory Agreement was approved by the board of directors on May 31, 2024. On July 12, 2024, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee equal to an annual rate of 1.50% of our Total Equity Base which is calculated quarterly and payable quarterly in arrears. “Total Equity Base” means the NAV attributable to the common stock (prior to the application of the base management fee or incentive fee) and the paid-in or stated capital of the preferred interests in the Company (howsoever called), including the Series A Preferred Shares, if any. For the period from January 1, 2025 through December 31, 2025, the Company was charged a management fee of $2,306,328, of which $525,928 was payable as of December 31, 2025.

The incentive fee is calculated and payable quarterly in arrears and equals 15% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter, subject to a hurdle and a “catch up” feature. No incentive fees are payable to our Adviser in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee and any interest expense and/or dividends paid on any issued and outstanding debt or preferred interests, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized or unrealized capital gains or realized or unrealized losses. The incentive fee is paid to the Adviser as follows:

Annual Report | December 31, 2025	23

Pearl Diver Credit Company Inc.	Notes to Financial Statements

December 31, 2025

●	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed 2.00%;

●	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.00% in any calendar quarter (8.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.35294% as the “catch-up.” The “catch-up” is meant to provide the Adviser with 15% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.50% in any calendar quarter; and

●	15% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.35294% in any calendar quarter.

There is no offset in subsequent quarters for any quarter in which an Incentive Fee is not earned. For the year ended December 31, 2025, the Company recognized incentive fee expense of $2,269,754. For the year ended December 31, 2025, the Company had an Incentive Fee payable of $586,907.

Administrator

Certain accounting and other administrative services have been delegated by the Company to SS&C ALPS. The Administration Agreement may be terminated by us without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than 90 days’ written notice to us. The Administration Agreement will remain in effect if approved by the board of directors, including by a majority of our independent directors, on an annual basis.

When considering the approval of the Administration Agreement, the board of directors considers, among other factors, (i) the reasonableness of the compensation paid by us to the Administrator and any third-party service providers in light of the services provided, the quality of such services, any cost savings to us as a result of the arrangements, and any conflicts of interest, (ii) the methodology employed by the Administrator in determining how certain expenses are allocated to the Company, the Adviser and other relevant persons, (iii) the breadth, depth, and quality of such administrative services provided, (iv) the at-cost nature of the compensation provided by the Adviser to the Company, and (v) the possibility of obtaining such services from a third party.

For the year ended December 31, 2025, the Company incurred a total of $259,604 in administration fees provided by SS&C which are included in the Statement of Operations, and of which $106,395 was payable as of December 31, 2025 and reflected on the Statement of Assets and Liabilities.

Director Compensation

As compensation for serving on our Board, each of our directors who is not an employee of the Adviser receives an annual fee of $100,000, as well as reasonable out-of-pocket expenses incurred in attending such meetings. The chairman of the audit committee receives an additional annual fee of $10,000 and the chairman of the governance and nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities. No compensation is, or is expected to be, paid by us to directors who are employees of the Adviser, or our officers. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers.

Affiliated Ownership

One of the Company’s shareholders is Isthmus Capital, LLC, an unregistered fund managed by the Adviser. As of December 31, 2025 Isthmus Capital, LLC owned approximately 62.4% of the Company.

Exemptive Relief

In certain instances, we expect to co-invest on a concurrent basis with other accounts managed by the Adviser and certain of the Adviser’s affiliates and may do so, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. The Company and the Adviser received exemptive relief from the SEC, on February 18, 2025, to permit us and certain of our affiliates to participate in certain negotiated co-investments alongside other accounts managed by the Adviser or certain of its affiliates, subject to certain conditions.

24	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements

December 31, 2025

6. ISSUANCES OF COMMON STOCK

As of December 31, 2025, there were 200,000,000 shares of common stock authorized, of which 6,834,639 shares were issued and outstanding.

During the year ended December 31, 2025, the Company sold a total of 38,166 shares of common stock pursuant to an “at-the-market” offering. The total amount of capital raised under these issuances was approximately $634,284 and net proceeds were approximately $628,396 after deducting the placement agent’s commissions and offering expenses.

Transactions in the Fund’s shares were as follows:

	For the
	Year Ended
	December 31, 2025
	Shares	Amount
Shares Sold (net of fees)	38,166	$628,396
Reinvestment of Dividends	–	–
Increase in Net Assets Resulting from Net Share Transactions	38,166	$628,396

7. MANDATORY REDEEMABLE PREFERRED STOCK

As of December 31, 2025, there were 25,000,000 shares of series A Term Preferred Stock (“Preferred Stock”) authorized, of which 1,380,000 shares were issued and outstanding with a par value of $0.001 per share. Any related deferred offering costs are amortized over the term of the Preferred Stock.

The Company has accounted for its Preferred Stock as a liability under ASC 480 due to their mandatory redemption requirements.

Except where otherwise stated in the 1940 Act or the Company’s certificate of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

Series A Term Preferred Stock

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on December 31, 2029 at a redemption price of $25 per share, or the “Liquidation Preference,” plus accumulated but unpaid dividends, if any, to, but excluding, the Mandatory Redemption Date (as defined below); the amount recorded approximates fair value and is classified as Level 2 under the fair value hierarchy. At any time on or after December 31, 2026, we may, at our sole option, redeem the outstanding shares of the Series A Term Preferred Stock at a redemption price per share equal to the Liquidation Preference plus accumulated but unpaid dividends, if any, to, but excluding, the Redemption Date (as defined below). If we fail to maintain asset coverage (as defined in Section 18(h) of the 1940 Act) of at least 200%, we will be required to redeem the number of shares of our preferred stock (which at our discretion may include any number or portion of the Series A Term Preferred Stock) that, when combined with any debt securities redeemed for failure to maintain the asset coverage required by the indenture governing such securities, (1) results in us having asset coverage of at least 200%, or (2) if fewer, the maximum number of shares of preferred stock that can be redeemed out of funds legally available for such redemption. In connection with any redemption for failure to maintain such asset coverage, we may, in our sole option, redeem such additional number of shares of preferred stock that will result in asset coverage up to and including 285%. In addition, in the event of a liquidation, dissolution or winding up of our affairs, holders of shares of Series A Term Preferred Stock will be entitled to receive a liquidation distribution equal to the Liquidation Preference, plus an amount equal to accumulated but unpaid dividends, if any, on such shares (whether or not earned or declared, but excluding interest on such dividends) to, but excluding, the date fixed for such redemption.

8. COMMITMENTS AND CONTINGENCIES

As of December 31, 2025, the Company had no unfunded commitments to purchase CLO equity securities related to existing investments in loan accumulation facilities.

Annual Report | December 31, 2025	25

Pearl Diver Credit Company Inc.	Notes to Financial Statements

December 31, 2025

The total commitment amount does not necessarily represent future cash requirements. The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

9. DIRECTORS’ FEES

Directors who are not affiliated with the Advisor and its affiliates received, as a group, fees of $415,000 from the Fund during the year ended December 31, 2025. Director’s fees in the Fund’s Statement of Operations are shown as $415,009 and no deferred amounts as of the year ended December 31, 2025. Certain directors and officers of the fund are also officers of the Adviser, such directors and officers are not compensated by the Fund.

10. INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

11. ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock as of December 31, 2025:

As of December 31, 2025
Total Assets(1)	$142,266,001
Less liabilities not represented by senior securities	(2,287,301)
Net total assets and liabilities	$139,978,700
Preferred Shares	34,500,000
Reverse Repurchase Agreements	6,927,087
41,427,087

Asset coverage of preferred stock(2)	338%
Asset coverage of reverse repurchase agreements(3)	2,020%

(1)	Includes $919,989 of unamortized deferred offering costs related to the Series A Term Preferred Stock.
(2)	Asset coverage of preferred stock is calculated in accordance with Section 18(h) of the 1940 Act, as generally described above.
(3)	Asset coverage of reverse repurchase agreements is calculated in accordance with Section 18(h) of the 1940 Act, as generally described above.

26	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Notes to Financial Statements

December 31, 2025

12. SUBSEQUENT EVENTS

On January 28, 2026, we announced monthly dividends on our preferred shares of $0.1667 per share for February, March, April, and May 2026.

On January 28, 2026, we announced monthly dividends on our common stock of $0.22 per share for February, March, April, and May 2026.

Annual Report | December 31, 2025	27

Pearl Diver Credit Company Inc.	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Pearl Diver Credit Company Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Pearl Diver Credit Company Inc. (the “Company”), including the schedule of investments, as of December 31, 2025, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and financial highlights for the year ended December 31, 2025 and for the period from July 9, 2024 (date of reorganization) to December 31, 2024, and the related notes (collectively referred to as the “financial statements and financial highlights”) . In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2025, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for the year ended December 31, 2025 and for the period from July 9, 2024 (date of reorganization) to December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, CA

February 27, 2026

We have served as the auditor of one or more Pearl Diver investment companies since 2024.

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Pearl Diver Credit Company Inc.	Disclosure of Fund Expenses

December 31, 2025

Examples. As a shareholder of the Pearl Diver Credit Company Inc. (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2025 and held through December 31, 2025.

Actual Expenses. The table below provides information about actual account values and actual expenses for a $1,000 investment in common shares.

You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other closed end funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account		Expenses Paid
	Value	Value		During period
	7/1/2025	12/31/2025	Expense Ratio	7/1/2025 - 12/31/2025(a)
Actual	$1,000.00	$861.20	8.55%	$40.11
Hypothetical (5% return before expenses)	$1,000.00	$982.10	8.55%	$42.72

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied 184/365 (to reflect the one-half-year period).

Annual Report | December 31, 2025	29

Pearl Diver Credit Company Inc.	Dividend Reinvestment Plan

December 31, 2025 (Unaudited)

We have established an automatic dividend reinvestment plan, or “DRIP.” Each registered holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of our common stock are automatically reinvested in additional shares of our common stock by SS&C GIDS, Inc., or the “DRIP Administrator,” unless a common stockholder opts out of the DRIP. Holders of our common stock who receive distributions in the form of additional shares of our common stock are nonetheless required to pay applicable federal, state, and local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of our common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) generally will receive all distributions in cash.

We expect to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to NAV. Under such circumstances, the number of shares to be credited to each participant is determined by dividing the aggregate dollar amount of the distribution by 95% of the closing market price per share on the payment date, provided that if 95% of the closing market price per share on the payment date is below our last determined NAV per share, then the number of shares to be credited to each participant’s account pursuant to the DRIP will be determined by dividing the aggregate dollar amount of the distribution by the lesser of (i) our last determined NAV per share and (ii) the closing market price per share. The market price per share on that date will be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the DRIP. Shares purchased in open market transactions by the DRIP Administrator will be allocated to a common stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our common stockholders have been tabulated.

There are no brokerage charges with respect to shares of common stock issued directly by us. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.03 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of our common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Administrator in writing at 430 W 7th Street, Suite 219360, Kansas City, MO 64105-1407. The DRIP Administrator will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a common stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Administrator electronically transfer their shares to the broker through the Direct Registration System.

Common stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Administrator in writing at 430 W 7th Street, Suite 219360, Kansas City, MO 64105-1407. Such termination will be effective immediately if the notice is received by the DRIP Administrator prior to any distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such distribution, with respect to any subsequent distribution. If a holder of our common stock withdraws, full shares will be credited to their account, and the common stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of our common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the common stockholder wishes, the DRIP Administrator will sell their full and fractional shares and send them the proceeds, less brokerage trading fees of $0.03 per share. If a common stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Administrator may terminate such common stockholder’s participation in the DRIP after written notice. Upon termination, common stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Common stockholders who are not participants in the DRIP but hold at least one full share of our common stock may join the DRIP by notifying the DRIP Administrator in writing at 430 W 7th Street, Suite 219360, Kansas City, MO 64105-1407. If received in proper form by the DRIP Administrator before the record date of a distribution, the election will be effective with respect to all distribution paid after such record date. If a common stockholder wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the common stockholder should contact their nominee to see if it will participate in the DRIP. If a common stockholder wishes to participate in the DRIP, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the common stockholder will need to request that their shares be re-registered in their own name, or the common stockholder will not be able to participate. The DRIP Administrator will administer the DRIP on the basis of the number of shares certified from time to time by the common stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP may indicate that changes are desirable. Accordingly, we and the DRIP Administrator reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any distribution by us.

All correspondence or requests for additional information about the DRIP should be directed to the DRIP Administrator 430 W 7th Street, Suite 219360, Kansas City, MO 64105-1407.

30	www.pearldivercreditcompany.com

Pearl Diver Credit Company Inc.	Additional Information

December 31, 2025 (Unaudited)

1. DIRECTOR COMPENSATION

The following table sets forth certain information with respect to the compensation of each director expected to be paid for the fiscal year ending December 31, 2025.

Aggregate Compensation from the
Name of Director/Nominee	Company
Indranil Basu	$–
Gary Wilder	$100,000

Independent Directors
John Everets	$100,000
Tarun Jotwani	$105,000
Martin Mellish	$110,000

2. PROXY POLICIES

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Based on the nature of our investment strategy, we do not expect to receive proxy proposals, but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to vote proxies only where we believe that the vote is likely to have a material positive economic impact (or to avoid a material negative economic impact) on the value of the underlying credit position (taking into account any related hedges) or the short-term trading strategy employed. If we do not believe the exercise of a proxy vote right will have a material economic impact, we generally will not exercise our voting authority with respect to a proxy. In addition, we may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships we maintain with persons having an interest in the outcome of certain votes. If at any time we become aware of a material conflict of interest relating to a particular proxy proposal, our chief compliance officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the Company’s stockholders.

3. PROXY VOTING RECORDS

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our independent directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Pearl Diver Capital LLP.

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available, without charge: (1) upon request, by calling toll free (833) 217-6665; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: Pearl Diver Capital LLP, 747 Third Avenue, Suite 3603, New York, NY 10017.

4. PRIVACY POLICY

We are committed to protecting your privacy. This privacy notice explains our privacy policies and those of our affiliated companies. The terms of this notice apply to both current and former stockholders. We are committed to safeguarding all non-public personal information we receive about you. With regard to this information, we have developed policies that are designed to protect this information, while allowing stockholder needs to be served.

Annual Report | December 31, 2025	31

Pearl Diver Credit Company Inc.	Additional Information

December 31, 2025 (Unaudited)

When you purchase shares of our capital stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect non-public personal information about you, such as your name, address, social security number, or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic, or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any non-public personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semi-annual reports, proxy statements, and other information required by law. We may disclose your non-public personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant, or financial printer) who need to know that information in order to provide services to you or to us. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your non-public personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

5. PORTFOLIO INFORMATION

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Company’s form N-PORT is available without change, upon request by calling toll free (833) 217-6665 or from the EDGAR database on the SEC’s website (www.sec.gov).

32	www.pearldivercreditcompany.com

PEARL DIVER CREDIT COMPANY
www.pearldivercreditcompany.com

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant does not have a principal accounting officer, controller, or any person performing similar functions.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to provisions of the code of ethics that applies to the Registrant’s principal executive officer and principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description. The Registrant does not have a principal accounting officer, controller, or any person performing similar functions.

(d)	The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the item’s instructions. The Registrant does not have a principal accounting officer, controller, or any person performing similar functions.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s board of directors has determined that Mr. Martin Mellish is qualified to serve as the audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for the fiscal year for professional services rendered by Deloitte & Touche LLP (“Deloitte”), the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal years are $71,000 for the year ended 2025 and $72,000 for 2024. These fees include services provided in connection with securities offerings.

Audit-Related Fees

(b)	No such fees were billed during the fiscal years 2025 and 2024 for audit-related services provided by Deloitte.

Tax Fees

(c)	The aggregate fees billed for professional services by Deloitte for tax compliance, tax advice and tax planning in the fiscal years 2025 and 2024 were $21,600 and $0, respectively..

All Other Fees

(d)	No such fees were billed for products and services provided by Deloitte for 2025 and 2024.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor’s engagement.

(e)(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years 2025 and 2024 were $0 and $0, respectively.

(h)	The Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(I) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing Audit Committee. The members of the committee are John Everets, Tarun Jotwani and Martin Mellish.

Item 6. Investments.

(a)	A Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pearl Diver Credit Company, Inc.

Proxy Voting Policies and Procedures

Pearl Diver Credit Company, Inc. (“the Fund”) has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to their portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940 Act (the “1940 Act”).

The Fund CCO shall ensure that the Adviser has adopted a Proxy Voting Policy (“Adviser Proxy Voting Policy”) (described below), which it uses to vote proxies for its clients, including the Fund.

A.	General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of a Fund’s shareholders.

B.	Delegation to the Adviser

The Fund believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund, in accordance with the Adviser Proxy Voting Policy, except as provided herein; and

(2)	to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent directors of the Board, must approve the Adviser Proxy Voting Policy as it relates to the Fund. The Board must also approve any material changes to the Adviser Proxy Voting Policy no later than six (6) months after adoption by the Adviser.

C.	Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter, or an affiliated person of the Fund, its Adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of the Fund’s Proxy Voting Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the Adviser Proxy Voting Policy, provided such specific voting policy was approved by the Board.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the portfolio managers of the Registrant, and information relating to the Registrant’s investment adviser, is set forth below as of December 31, 2025.

(a)(1) Portfolio Management. The following individuals share responsibility for the day-to-day management of the Fund’s portfolio and have served as the Fund’s portfolio managers since the Fund commenced operations on July 9, 2024

Indranil Basu, CEO and Managing Partner

Chandrajit Chakraborty, CIO and Managing Partner

Matthew Layton, Partner

Kerrill Gaffney, Partner

Michael Brown, Partner

Patrick Chan, Partner

Biographical information on the senior members of the CLO Investment Team is set forth below:

Indranil (Neil) Basu, CEO, Managing Partner

Neil previously worked with Citibank, ABN AMRO and Nomura Securities. Prior to founding Pearl Diver Capital, Neil was Managing Director and Head of Structured/Securitised Credit business at Wachovia Securities (now Wells Fargo) in London and member of Wachovia’s European Fixed Income Operating Committee. Prior to Wachovia, Neil was Managing Director and Head of the Structured Credit business at Nomura Securities. In his several senior leadership positions in sell-side fixed income investment banking, Neil has built and led key securitisation focused businesses and originated and structured numerous transactions in asset classes ranging from ABS, future flow receivables SME Loans, and private equity secondary positions. Neil has a Bachelors degree in Electronics Engineering from the Indian Institute of Technology (IIT), and holds an MBA (Beta Gamma Sigma) from the University of North Carolina.

Chandrajit Chakraborty, CIO, Managing Partner

Chandrajit brings over 25 years of experience as a structured finance banker, structurer and trader, covering stints at Wachovia Securities, Nomura Securities, Deutsche Bank, UBS, Old Mutual, Fitch Ratings and JP Morgan. He was responsible for originating and structuring several innovative transactions ranging from leveraged loan CLOs to Private Equity backed and Hedge Fund backed securitization products. Chandrajit was formerly a bond trader managing a trading book for corporate credit and sovereign debt. He is a graduate in Electronics Engineering from the Indian Institute of Technology (IIT) and holds a Masters in Finance (with Distinction) in Financial Engineering from London Business School (LBS).

Matthew Layton, Partner

Matthew has over 20 years’ experience of buy-side credit experience in CLOs and leveraged finance. Matthew joined Pearl Diver in 2009, and currently heads Pearl Diver’s European business, is a voting member of the investment committee and is co-head of the credit division. Prior to joining Pearl Diver, Matthew was a Credit Analyst with Alcentra where he covered Publishing, Media, Leisure and Gaming, Restaurants and Environmental Services. His experience covers analyzing and investing in CLOs, investment origination, fundamental company level credit analysis and corporate restructurings. Matthew holds a BSc in Economics from the University of Wales, Swansea.

Kerrill Gaffney, Partner

Kerrill is a Partner at Pearl Diver Capital and has over 14 years of experience in financial markets. Kerrill was formerly a Credit Analyst at Allied Irish Banks where he covered leveraged loan investments across the technology, telecoms, manufacturing, retail, entertainment, services and food sectors. Kerrill holds undergraduate and postgraduate degrees in Economics and Business from the National University of Ireland, Galway.

Michael Brown, Partner

Michael is a Partner at Pearl Diver Capital, responsible for quantitative analytics of CLO’s including structuring, modelling and pricing. Michael joined Pearl Diver in 2011 after graduating from Worcester College, Oxford University with a BA in Mathematics.

Patrick Chan, Partner

Patrick is a Partner at Pearl Diver Capital, assisting with quantitative analytics of CLOs including structuring, modelling and pricing. Patrick joined Pearl Diver Capital in 2015 after graduating from Imperial College, London with an MSc in Mathematics & Finance.

(a)(2)(i)-(iii) Other Accounts Managed.

The following table shows the number of accounts and total assets in the accounts with respect to which the advisory fee is based on the performance of the account managed by the portfolio managers of the Fund as of December 31, 2025, unless otherwise indicated.

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Indranil Basu	0 accounts - $0 in assets	11 accounts - $2.5 billion in assets	0 accounts - $0 in assets
Chandrajit Chakraborty	0 accounts - $0 in assets	11 accounts - $2.5 billion in assets	0 accounts - $0 in assets
Matthew Layton	0 accounts - $0 in assets	11 accounts - $2.5 billion in assets	0 accounts - $0 in assets
Kerrill Gaffney	0 accounts - $0 in assets	11 accounts - $2.5 billion in assets	0 accounts - $0 in assets
Michael Brown	0 accounts - $0 in assets	11 accounts - $2.5 billion in assets	0 accounts - $0 in assets
Patrick Chan	0 accounts - $0 in assets	11 accounts - $2.5 billion in assets	0 accounts - $0 in assets

(a)(2)(iv) Conflicts of Interest.

The portfolio managers may have potential conflicts of interest as a result of the other activities in which they engage. Our portfolio managers may serve as officers, directors, or principals of, or manage the accounts for, other entities with investment strategies that substantially or partially overlap with the strategy that we intend to pursue. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. The Adviser has entered into, and may in the future enter into additional, business arrangements with certain of our stockholders. In such cases, such stockholders may have an incentive to vote shares held by them in a manner that takes such arrangements into account. As a result of these relationships and separate business activities, the Adviser has conflicts of interest in allocating management time, services, and functions among us, other advisory clients and other business activities.

In order to address such conflicts of interest, the Fund has adopted a code of ethics under Rule 17j-1 of the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including the Fund), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible, and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The portfolio managers are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

Pursuant to the Adviser’s investment allocation policies and procedures, the Adviser seeks to allocate investment opportunities among accounts in a manner that is fair and equitable over time. There is no assurance that such opportunities will be allocated to any particular account equitably in the short term or that any such account, including us, will be able to participate in all investment opportunities that are suitable for it.

In certain instances, the Fund expects to co-invest on a concurrent basis with other accounts managed by the Adviser or certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. The Fund and the Adviser have received exemptive relief from the SEC to permit the Fund, Adviser and certain of their affiliates to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, or certain of its affiliates, subject to certain conditions.

(a)(3) Compensation

The portfolio managers are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to us. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the Investment Team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the Investment Team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by our long-term performance and the value of our assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

(a)(4) Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by each team member as of December 31, 2025, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Ownership:

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Indranil Basu	Over $1,000,000
Chandrajit Chakraborty	Over $1,000,000
Matthew Layton	None
Kerrill Gaffney	None
Michael Brown	None
Patrick Chan	None

(b) None.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the Reporting Period by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the Board of Directors of the Registrant.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing this report. Their conclusion is based on an evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not engage in securities lending activities during the Reporting Period.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR as filed and attached hereto as Exhibit 99.Code ETH.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, as required by Rule 30a-2(a) under the 1940 Act, are attached hereto as Exhibit 99.Cert.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as required by Rule 30a-2(b) under the 1940 Act, are attached hereto as Exhibit 99.906Cert.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEARL DIVER CREDIT COMPANY INC.

By:	/s/ Indranil Basu
Indranil Basu
Chief Executive Officer

Date:	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

PEARL DIVER CREDIT COMPANY INC.

By:	/s/ Indranil Basu
Indranil Basu (Principal Executive Officer)
Chief Executive Officer

Date:	March 6, 2026

By:	/s/ Chandrajit Chakraborty
Chandrajit Chakraborty (Principal Financial Officer)
Chief Financial Officer

Date:	March 6, 2026